UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2008

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-3375	South Carolina Electric & Gas Company	57-0248695
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 5.03 (a)     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
                          CHANGE IN FISCAL YEAR.

Effective August 28, 2008, South Carolina Electric & Gas Company (SCE&G) amended its articles of incorporation to reduce (1) from 3,441 to 1,841, the number of authorized shares of SCE&G’s Cumulative Preferred Stock ($50 par value) 4.50% Series, and (2) from 5,878 to 3,878, the number of authorized shares of SCE&G’s Cumulative Preferred Stock ($50 par value) 4.60% (A) Series and to reduce, from $295,271,461.50 to $295,091,461.50, SCE&G’s stated capital. The articles of amendment were adopted to reflect SCE&G’s acquisition of 1,600 shares of its Cumulative Preferred Stock ($50 par value) 4.50% Series and 2,000 shares of its Cumulative Preferred Stock ($50 par value) 4.60% (A) Series that, pursuant to SCE&G’s articles of incorporation, may not be reissued.

Item 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

3.01	Articles of Amendment dated August 28, 2008 (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

South Carolina Electric & Gas Company
(Registrant)

August 28, 2008	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller